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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2004


                            ------------------------


                               VAIL RESORTS, INC.
             (Exact name of registrant as specified in its charter)


                            ------------------------


           Delaware                      1-9614                         51-0291762
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer Identification No.)
      of incorporation)

                137 Benchmark Road, Avon, Colorado 81620
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (970) 845-2500

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[ ]  Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01.        Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On September 28, 2004, Vail Resorts, Inc. (the "Company") and Apollo Ski Partners, LP ("Apollo") entered into a Conversion and Registration Rights Agreement (the "Agreement"). Pursuant to the Agreement, Apollo converted all of its Class A common stock into the Company's common shares. Apollo has informed the Company that it plans to distribute the shares of common stock it received upon conversion to its limited partners by October 31, 2004 and the Company has agreed pursuant to the Agreement to file a shelf registration statement for approximately two million shares of common stock for the benefit of certain of the Apollo distributees.

     As a result of the above Agreement, the Company no longer has any Class A common stock outstanding and will therefore only have one class of directors going forward. Previously, the Class A common stock elected the Class I directors and the common stock elected the Class II directors.

     In connection with the Apollo distribution, the Company's Board of Directors has agreed to reduce the size of the Board to seven from its current size of twelve. In connection with such reduction in the Board size, and not because of any disagreement with the Company's operations, policies or practices, Frank J. Biondi, Jr., John R. Hauge, Thomas H. Lee, William L. Mack and James S. Tisch have resigned from the Board effective September 27, 2004.

     In addition, in order to effect the reduction in the size of the Board, the Board amended and restated its bylaws to provide that the Board shall consist of no fewer than 5 directors and no more than 10 directors. Previously, the bylaws provided that the Board shall consist of no fewer than 10 directors and no more than 20 directors. The amended and restated bylaws also eliminates the requirement that the Board consists of two-thirds Class I directors and one-third Class II directors.

         Item 9.01.         Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits are filed herewith:

      Exhibit No.         Description
      -----------         -----------

          3.1             Amended and Restated Bylaws

          10.1 Conversion and Registration Rights Agreement between Vail Resorts, Inc. and Apollo Ski Partners, L.P. dated as of September 28, 2004.

          99.1            Press Release dated September 30, 2004

1

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 30, 2004

                                VAIL RESORTS, INC.
                                    (Registrant)


                                By:   /s/ Jeffrey W. Jones
                                      ------------------------------------------
                                      Name:    Jeffrey W. Jones
                                      Title:   Senior Vice President and
                                               Chief Financial Officer

Exhibit 3.1




--------------------------------------------------------------------------------


                           AMENDED AND RESTATED BYLAWS
                                       OF
                               VAIL RESORTS, INC.
                               (The "Corporation")

               (As Adopted and in Effect as of September 28, 2004)


--------------------------------------------------------------------------------

                               VAIL RESORTS, INC.
                           AMENDED AND RESTATED BYLAWS


                                TABLE OF CONTENTS


STOCKHOLDERS' MEETINGS
         1.       Time and Place of Meetings...................................1
         2.       Annual Meeting...............................................1
         3.       Special Meetings.............................................1
         4.       Notice of Meetings...........................................1
         5.       Inspectors...................................................1
         6.       Quorum.......................................................2
         7.       Voting.......................................................2
         8.       Order of Business............................................3
         9.       Consent of Stockholders in Lieu of Meeting...................4

DIRECTORS
         10.      Function.....................................................4
         11.      Number, Election and Terms...................................4
         12.      Vacancies and Newly Created Directorships....................4
         13.      Nominations of Directors; Election...........................5
         14.      Resignation..................................................6
         15.      Regular Meetings.............................................6
         16.      Special Meetings.............................................6
         17.      Quorum ......................................................6
         18.      Participation in Meetings by Telephone Conference............6
         19.      Committees...................................................7
         20.      Compensation.................................................7
         21.      Rules .......................................................7
         22.      Action by Directors Without a Meeting........................7

NOTICES

         23.      Generally....................................................8
         24.      Waivers .....................................................8

OFFICERS

         25.      Generally....................................................8
         26.      Compensation.................................................8
         27.      Succession...................................................8
         28.      Authority and Duties.........................................9

STOCK

         29.      Certificates.................................................9
         30.      Classes of Stock.............................................9
         31.      Transfers....................................................9
         32.      Lost, Stolen, or Destroyed Certificates......................9
         33.      Record Dates................................................10
         34.      Record Date for Action by Written Consent...................10
         35.      Inspectors of Written Consent...............................11
         36.      Effectiveness of Written Consent............................11

INDEMNIFICATION

         37.      Damages and Expenses........................................11
         38.      Insurance, Contracts, and Funding...........................12

GENERAL

         39.      Fiscal Year.................................................12
         40.      Seal .......................................................12
         41.      Reliance upon Books, Reports, and Records...................12
         42.      Time Periods................................................13
         43.      Interested Directors; Quorum................................13
         44.      Amendments..................................................13
          45.      Certain Defined Terms......................................13

                             STOCKHOLDERS' MEETINGS


     1. Time and Place of Meetings. All meetings of the stockholders for the election of Directors or for any other purpose will be held at such time and place, within or without the State of Delaware, as may be designated by the Board or, in the absence of a designation by the Board, the Chairman, the President, or the Secretary, and stated in the notice of meeting. The Board may postpone and reschedule any previously scheduled annual or special meeting of the stockholders.

     2. Annual Meeting. An annual meeting of the stockholders shall be held for the election of Directors, at which meeting the stockholders will elect the Directors to succeed those whose terms expire at such meeting and will transact such other business as may properly be brought before such meeting. The date of the annual meeting shall be fixed by the Board.

     3. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called only by (a) the Chairman or (b) the Secretary within ten (10) calendar days after receipt of the written request of a majority of the Board. For purposes of these Amended and Restated Bylaws (the "Bylaws"), the "Board" means all of the members of the Board of Directors of the Corporation. Any such request by a majority of the Board must be sent to the Chairman and the Secretary and must state the purpose or purposes of the proposed meeting. At a special meeting of stockholders, only such business may be conducted or considered as (i) has been specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Chairman or a majority of the Board or (ii) otherwise is properly brought before the meeting by the presiding officer of the meeting or by or at the direction of a majority of the Board.

     4. Notice of Meetings. Written notice of every meeting of the stockholders, stating the place, date, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, will be given not less than ten (10) calendar days nor more than sixty (60) calendar days before the date of the meeting to each stockholder of record entitled to vote at such meeting, except as otherwise provided herein or by law. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at its address as it appears in the records of the Corporation. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date, and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) calendar days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the place, date and time of the adjourned meeting must be given in conformity herewith. At any adjourned meeting, any business may be transacted which properly could have been transacted at the original meeting.

     5. Inspectors. The Board may appoint one or more inspectors of election to act as judges of the voting and to determine those entitled to vote at any meeting of the stockholders, or any adjournment thereof, in advance of such meeting or any adjournment thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer of the meeting may appoint one or more substitute inspectors.

     6. Quorum. Except as otherwise provided by law or the Restated Certificate of Incorporation, the holders of a majority of the Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote, present in person or represented by proxy at such meeting, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. For purposes of the foregoing, two or more series of Common Stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present and represented may, by vote of the holders of a majority of the shares of Common Stock of the Corporation so present and represented, adjourn the meeting, in accordance with Bylaw 4, until a quorum is present.

     7. Voting. Except as otherwise provided in these Bylaws or the Restated Certificate of Incorporation or by law, each stockholder will be entitled at every meeting of the stockholders to one vote for each share of Common Stock having voting power standing in the name of such stockholder on the books of the Corporation on the record date for the meeting and such votes may be cast either in person or by written proxy (with a date not more than ninety (90) calendar days prior to the date of such meeting). If the Restated Certificate of Incorporation provides for more or less than one vote for any share, or any matter, every reference in these Bylaws to a majority or other proportion of the shares of Common Stock shall refer to such majority or other proportion of the votes of such shares of Common Stock. Every proxy must be duly executed and filed with the Secretary. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary. The vote upon any question brought before a meeting of the stockholders may be by voice vote, unless otherwise required by the Restated Certificate of Incorporation or these Bylaws or unless the Chairman or the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon present in person or by proxy at such meeting otherwise determine. Every vote taken by written ballot will be counted by the inspectors of election. When a quorum is present at any meeting, the affirmative vote of the holders of a majority of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter and which has actually been voted will be the act of the stockholders, except in the election of Class 2 Directors or as otherwise provided in these Bylaws, the Restated Certificate of Incorporation, or by law.

     8. Order of Business.

          (a) The Chairman, if any, or, in his or her absence, the Vice Chairman, if any, or, in his or her absence, the President or, in his or her absence, such other officer of the Corporation designated by a majority of the Board, will call meetings of the stockholders to order and will act as presiding officer thereof. Unless otherwise determined by the Board prior to the meeting, the presiding officer of the meeting of stockholders will also determine the order of business and have the authority in his or her sole discretion to regulate the conduct of any such meeting, including, without limitation, imposing restrictions on the persons (other than stockholders of the Corporation or their duly appointed proxies) who may attend any such stockholders' meeting, ascertaining whether any stockholder or his proxy may be excluded from any meeting of the stockholders based upon any determination by the presiding officer, in his or her sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings thereat, and determining the circumstances in which any person may make a statement or ask questions at any meeting of the stockholders.


          (b) At an annual meeting of the stockholders, only such business will be conducted or considered as is properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the Board, or (iii) otherwise properly requested to be brought before the meeting by a stockholder of the Corporation in accordance with Bylaw 8(c).


          (c) For business to be properly requested by a stockholder to be brought before an annual meeting, the stockholder must (i) be a stockholder of record of the Corporation at the time of the giving of notice for such annual meeting provided for in these Bylaws, (ii) be entitled to vote at such meeting, and (iii) have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal offices of the Corporation not less than thirty (30) calendar days prior to the annual meeting; provided, however, that in the event notice of the date of the annual meeting is not made at least sixty (60) calendar days prior to the date of the annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the ninth calendar day following the day on which notice is first made of the date of the annual meeting. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of the Corporation that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (iv) any material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business. Notwithstanding anything in these

     Bylaws to the contrary, no business will be conducted at an annual meeting except in accordance with the procedures set forth herein. The presiding officer of the annual meeting will, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the procedures prescribed herein and, if so determined, so declare to the meeting, and any such business not properly brought before the meeting will not be transacted.


     9. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided by the Restated Certificate of Incorporation, any action required by law to be taken at any annual or special meeting of stockholders of the Corporation or any action which may be taken at any annual or special meeting of such stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   DIRECTORS


     10.  Function.  Unless  otherwise  provided  by law,  these  Bylaws  or the
Restated Certificate of Incorporation, the business and affairs of the Corporation will be managed under the direction of the Board. In the event that a Director is offered, or becomes aware of, any business opportunity in a capacity other than as a Director of the Corporation, such Director shall have no duty to disclose such opportunity to other Directors, the Board, or the Corporation.

     11. Number, Election and Terms. The Board shall be comprised of no fewer than five (5) and no more than ten (10) Directors. Each Director shall serve a one-year term. Unless provided by the Restated Certificate of Incorporation, Directors need not be stockholders.

     12. Vacancies and Newly Created Directorships. Newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause will be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board, or by a sole remaining Director; provided, however, whenever the holders of Common Stock are entitled to elect one or more Directors by the provisions of the Restated Certificate of Incorporation, vacancies and newly created directorship of such class or classes shall be filled by the vote of a majority of the Directors elected by such class or classes then in office or by the vote of the sole remaining Director so elected. Any Director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor is elected and qualified. No decrease in the number of Directors constituting the Board will shorten the term of an incumbent Director.

     13. Nominations of Directors; Election.

          (a) Other than persons nominated and elected pursuant to Bylaw 12, only persons who are nominated in accordance with the following procedures will be eligible for election as Directors of the Corporation.

          (b) Nominations of persons for election as Directors of the Corporation may be made at a meeting of stockholders (i) by or at the direction of the Board or (ii) by any stockholder who is a stockholder of record at the time of giving of notice provided for in this Bylaw 13 who is entitled to vote for the election of such Director at the meeting and who complies with the procedures set forth in this Bylaw 13; provided, however, whenever the holders of Common Stock are entitled to elect one or more Directors by the provisions of the Restated Certificate of Incorporation, nominations of persons for election as Directors shall be made by Directors elected by such class or classes or by any stockholder of such class or classes entitled to vote for such Director. All nominations by stockholders must be made pursuant to timely notice in proper written form to the Secretary.


          (c) To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty (30) calendar days prior to the meeting; provided, however, that in the event that notice of the date of the meeting is not made at least sixty (60) calendar days prior to the date of the meeting, notice by the stockholder to be timely must be so received not later than the close of business on the ninth calendar day following the day on which notice is first made of the date of the meeting. To be in proper written form, such stockholder's notice must set forth or include (i) the name and address, as they appear on the Corporation's books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the stockholder giving the notice is a stockholder of record of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting for such Director to nominate the person or persons specified in the notice;
     (iii) the class and number of shares of stock of the Corporation owned beneficially and of record by the stockholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (iv) a description of all arrangements or understandings between or among any of
     (A) the stockholder giving the notice, (B) the beneficial owner, if any, on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice; (v) the class of Director, if any, for which nominated, if applicable; (vi) such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board; and (vii) the signed consent of each nominee to serve as a Director of the Corporation if so elected. At the request of the

     Board, any person nominated by the Board for election as a Director must furnish to the Secretary that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The presiding officer of the meeting for election of Directors will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by this Bylaw 13, and if so determined, so declare to the meeting, and the defective nomination will be disregarded.


     14. Resignation. Any Director may resign at any time by giving written notice of resignation to the Chairman or the Secretary, and such resignation will be effective upon actual receipt by any such person or, if later, as of the date and time specified in such written notice.

     15. Regular Meetings. Regular meetings of the Board may be held immediately after the annual meeting of the stockholders and at such other time and place either within or without the State of Delaware as may from time to time be determined by a majority vote of the Board. Notice of regular meetings of the Board need not be given.

     16. Special Meetings. Special meetings of the Board may be called by the Chairman, the Vice Chairman, or the President on one day's notice to each Director by whom such notice is not waived, given either personally or by mail, telephone, telegram, telex, facsimile, e-mail, or similar medium of communication, and will be called by the Chairman, Vice Chairman, or the President in like manner and on like notice on the written request of a majority of the Directors. Special meetings of the Board may be held at such time and place either within or without the State of Delaware as is determined by the Board or specified in the notice of any such meeting.

     17. Quorum. Except as provided herein to the contrary, at all meetings of the Board, a majority of the total number of Directors then in office will constitute a quorum for the transaction of business. Except for the designation of committees as hereinafter provided and except for actions required by these Bylaws or the Restated Certificate of Incorporation to be taken by a majority of the Board, the act of a majority of the Directors present or voting by written proxy (with a date not more than thirty (30) calendar days prior to the date of such meeting) at any meeting at which there is a quorum will be the act of the Board. If a quorum is not present at any meeting of the Board, the Directors present thereat may adjourn the meeting from time to time to another place, time or date, without notice other than announcement at the meeting, until a quorum is present.

     18. Participation in Meetings by Telephone Conference. Members of the Board or any committee designated by the Board may participate in a meeting of the Board or any such committee, as the case may be, by means of telephone conference or similar means by which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     19. Committees.

          (a) The Board may designate one or more committees, each such committee to consist of one or more Directors and each to have such lawfully delegable powers and duties as the Board may confer.


          (b) Each committee of the Board shall serve at the pleasure of the Board or as may be specified in any resolution from time to time adopted by the Board. The Board may designate one or more Directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of such committee. In lieu of such action by the Board, in the absence or disqualification of any member of a committee of the Board, the members thereof present at any such meeting of such committee and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of such absent or disqualified member.

          (c) Unless otherwise prescribed by the Restated Certificate of Incorporation, a majority of the members of any committee of the Board shall constitute a quorum for the transaction of business, and the act of a majority of the members present or voting by written proxy (with a date not more than thirty (30) calendar days prior to the date of such meeting) at a meeting at which there is a quorum will be the act of such committee. Each committee of the Board may prescribe its own rules for calling and holding meetings and its method of procedure, subject to these Bylaws and any rules prescribed by the Board, and will keep a written record of all actions taken by it.

     20. Compensation. The Board may establish the compensation for, and reimbursement of the expenses of Directors for, membership on the Board or any committees of the Board, attendance at meetings of the Board or any committees of the Board, and for other services by Directors to the Corporation or any of its majority-owned subsidiaries.

     21. Rules. The Board may adopt rules and regulations for the conduct of their meetings and the management of the affairs of the Corporation.

     22. Action by Directors Without a Meeting. Unless otherwise provided by the Restated Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board or any committee designated by the Board may be taken without a meeting if all members of the Board or of such committee consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or such committee.

                                     NOTICES

     23. Generally. Except as otherwise provided by law, whenever under the provisions of the Restated Certificate of Incorporation or these Bylaws, notice is required to be given to any Director or stockholder, it will not be construed to require personal notice, but such notice may be given in writing, by mail, addressed to such Director or stockholder, at the address of such Director or stockholder as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same is deposited in the United States mail. Notice to Directors may also be given by telephone, telegram, telex, facsimile, e-mail, or similar medium of communication or as otherwise may be permitted by these Bylaws.

     24. Waivers. Whenever notice is required to be given by law or under the provisions of the Restated Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                                    OFFICERS


     25. Generally. The officers of the Corporation will be elected by the majority vote of the Board and will consist of a Chairman (who, unless specified otherwise, will also be the Chief Executive Officer), a President, a Secretary, and a Treasurer. The Board may also choose any or all of the following: one or more Vice Chairmen, one or more Assistants to the Chairman, one or more Vice Presidents (who may be given particular designations with respect to authority, function, or seniority), and such other officers as the Board may from time to time determine. Any number of offices may be held by the same person. Any of the offices may be left vacant from time to time as the Board may determine. In the case of the absence or disability of any officer of the Corporation or for any other reason deemed sufficient by a majority of the Board, the Board may delegate the absent or disabled officer's powers or duties to any other officer or to any Director.

     26. Compensation. The compensation of all officers and agents of the Corporation who are also Directors of the Corporation shall be fixed by the Board. The Board may fix, or delegate the power to fix, the compensation of other officers and agents of the Corporation to an officer of the Corporation.

     27. Succession. The officers of the Corporation will hold office until their successors are elected and qualified. Any officer may be removed at any time by a majority of the Board. Any vacancy occurring in any office of the Corporation may be filled by a majority of the Board.

     28. Authority and Duties. Each of the officers of the Corporation will have such authority and will perform such duties as are customarily incident to their respective offices or as may be specified from time to time by the Board.

                                     STOCK


     29. Certificates. Certificates representing shares of stock of the Corporation will be in such form as is determined by the Board, subject to applicable legal requirements. Each such certificate will be numbered and its issuance recorded in the books of the Corporation, and such certificate will exhibit the holder's name and the number of shares and will be signed by, or in the name of, the Corporation by the Chairman and the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, and will also be signed by, or bear the facsimile signature of, a duly authorized officer or agent of any properly designated transfer agent of the Corporation. Any or all of the signatures and the seal of the Corporation, if any, upon such certificates may be facsimiles, engraved, or printed. Such certificates may be issued and delivered notwithstanding that the person whose facsimile signature appears thereon may have ceased to be such officer at the time the certificates are issued and delivered.

     30. Classes of Stock. The designations, preferences, and relative participating, optional, or other special rights of the various classes of stock or series thereof, and the qualifications, limitations, or restrictions thereof, will be set forth in full or summarized on the face or back of the certificates which the Corporation issues to represent its stock, or in lieu thereof, such certificates will set forth the office of the Corporation from which the holders of certificates may obtain a copy of such information.

     31. Transfers. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation to issue, or to cause its transfer agent to issue, a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

     32. Lost, Stolen, or Destroyed Certificates. The Secretary may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact, satisfactory to the Secretary, by the person claiming the certificate or certificates to be lost, stolen, or destroyed. As a condition precedent to the issuance of a new certificate or certificates, the Secretary may require the owners of such lost, stolen, or destroyed certificate or certificates to give the Corporation a bond in such sum and with such surety or sureties as the Secretary may direct as indemnity against any claims that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen, or destroyed or the issuance of the new certificate or certificates.

     33. Record Dates.

          (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which will not be more than sixty (60) calendar days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the calendar day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the calendar day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

          (b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not be more than sixty (60) calendar days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the calendar day on which the Board adopts the resolution relating thereto.

          (c) The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes, and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation has notice thereof, except as expressly provided by applicable law.

     34.  Record  Date  for  Action  by  Written  Consent.  In  order  that  the
Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten
(10) calendar days after the date upon which the resolution fixing the record date is adopted by the Board. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board to fix a record date. The Board shall promptly, but in all events within ten (10) calendar days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board pursuant to the first sentence of this Bylaw 34). If no record date has been fixed by the Board pursuant to the first sentence of this Bylaw 34 or otherwise within ten
(10) calendar days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board pursuant to the first sentence of this Bylaw 34, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting if prior action by the Board is required by law shall be at the close of business on the date on which the Board adopts the resolution taking such prior action.

     35. Inspectors of Written Consent. In the event of the delivery, in the manner provided by Bylaw 34 above, to the Corporation of written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with Bylaw 34 above represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this Bylaw 35 shall in any way be construed to suggest or imply that the Board or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

     36. Effectiveness of Written Consent. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) calendar days of the earliest dated written consent received in accordance with Bylaw 34, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in Bylaw 34 above.

     37. Damages and Expenses.

          (a) Without limiting the generality or effect of Article Eight of the Restated Certificate of Incorporation, the Corporation shall, to the fullest extent permitted by applicable law as then in effect, indemnify any person (an "Indemnitee") who is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending, or completed investigation, claim, action suit, or proceeding, whether civil, criminal, administrative, or investigative (including, without limitation, any action, suit, or proceeding by or in the right of the Corporation to procure a judgment in its favor) (a "Proceeding") by reason of the fact that on or after the Effective Date such person is or was or had agreed to become a Director, officer or employee of the Corporation, or on or after the Effective Date is or was or had agreed to become at the request of the Board or of an officer of the Corporation, a director, officer, or employee of another corporation, partnership, joint venture, trust, or other entity, whether for profit or not for profit (including the heirs, executors, administrators, or estate of such person), or anything done or not by such person in any such capacity, against all expenses (including, without limitation, attorneys' fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred by such person in connection with such Proceeding. Such indemnification shall be a contract right and shall include the right to receive payment in advance of any expenses incurred by an Indemnitee in connection with such Proceeding, consistent with the provisions of applicable law as then in effect.


          (b) If any provision or provisions of this Bylaw 37 are held to be invalid, illegal, or unenforceable for any reason whatsoever: (i) the validity, legality, and enforceability of the remaining provisions of this Bylaw 37 (including, without limitation, all portions of any paragraph of this Bylaw 37 containing any such provision held to be invalid, illegal, unenforceable, that are not themselves invalid, illegal, or unenforceable) will not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Bylaw 37 (including without limitation, all portions of any paragraph of this Bylaw 37 containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or unenforceable) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal, or unenforceable.

     38. Insurance, Contracts, and Funding. The Corporation may purchase and maintain insurance to protect itself and any Indemnitee against any expenses, judgments, fines, and amounts paid in settlement or incurred by any Indemnitee in connection with any proceeding referred to in Bylaw 37 or otherwise, to the fullest extent permitted by applicable law as then in effect. The Corporation may enter into contracts with any person entitled to indemnification under Bylaw 37 or otherwise, and may create a trust fund, grant a security interest, or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in Bylaw 37.


                                     GENERAL


     39. Fiscal Year. The fiscal year of the Corporation means the period commencing August 1 of the preceding year and ending on July 31 of such year or such other date as may be fixed from time to time by the Board.

     40. Seal. The Board may adopt a corporate seal and use the same by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     41. Reliance upon Books, Reports, and Records. Each Director, each member of a committee designated by the Board, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports, or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board, or by any other person or entity as to matters the Director, committee member, or officer believes are within such other person's or entity's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

     42. Time Periods. In applying any provision of these Bylaws that requires that an act be done or not be done a specified number of calendar days prior to an event or that an act be done during a period of a specified number of calendar days prior to an event, calendar days will be used unless otherwise specified, the day of the doing of the act will be excluded and the day of the event will be included.

     43. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because the votes of such one or more Directors are counted for such purpose, if: (a) the material facts as to the relationship to or interest in the contract or transaction of such Director are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested Directors, even though the disinterested
Directors be less than a quorum; or (b) the material facts as to the relationship to or interest in the contract or transaction of such Director are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board, a committee thereof or the stockholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

     44. Amendments. Except as otherwise provided by law and subject to the Restated Certificate of Incorporation, these Bylaws may be amended in any respect or repealed, either (i) at any meeting of stockholders, provided that any amendment or supplement proposed to be acted upon at any such meeting has been described or referred to in the notice of such meeting, or (ii) at any meeting of the Board, provided that no amendment adopted by the Board may vary or conflict with any amendment adopted by the stockholders.

     45. Certain Defined Terms. Terms used herein with initial capital letters not otherwise defined herein that are defined in the Restated Certificate of Incorporation of the Corporation are used herein as so defined.

                                 * * * * * * * *

================================================================================

                                                                    Exhibit 10.1










                  CONVERSION AND REGISTRATION RIGHTS AGREEMENT

                                     between

                               VAIL RESORTS, INC.

                                       and

                            APOLLO SKI PARTNERS, L.P.











================================================================================

     CONVERSION AND REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of September 28, 2004, between APOLLO SKI PARTNERS, L.P., a Delaware limited partnership ("Ski Partners"), and VAIL RESORTS, INC., a Delaware corporation (the "Company").

                              W I T N E S S E T H :
                              --------------------


     WHEREAS, Ski Partners owns 6,114,542 shares of Class A common stock, par value $0.01 per share, of the Company (the "Class A Shares");

     WHEREAS, pursuant to Section 4.06(c) of the Restated Certificate of Incorporation (the "Charter") of the Company, Ski Partners desires to convert each Class A Share it owns into one share of common stock, par value $0.01 per share, of the Company (the "Common Shares");

     WHEREAS, subsequent to such conversion (i) Ski Partners will transfer the Common Shares to Apollo Investment Fund, L.P. (the "Partnership"), (ii) the Partnership will transfer the Common Shares to its partners, including without limitation, Apollo Advisors, L.P., as General Partner of the Partnership ("Apollo Advisors"), and Apollo Fund Administration Ltd., as Administrative General Partner of the Partnership ("Apollo Administration") and (iii) Apollo Advisors will transfer the Common Shares it has received to its partners and Apollo Administration will transfer the Common Shares it has received to its shareholders (the partners of the Partnership, the partners of Apollo Advisors and the shareholders of Apollo Administration to whom the Common Shares are being transferred are collectively referred to herein as the "Transferees", and the transfers to all Transferees are collectively referred to herein as the "Apollo Distribution");

     WHEREAS, Ski Partners desires that the Covered Transferees have the benefit of the registration rights and other rights set forth herein and will act as a representative of the Transferees with respect to such rights;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

     1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act (as in effect on the date of this Agreement), it being understood that any limited partner of a partnership shall not be an Affiliate of such partnership solely by virtue of its status as such a limited partner.

     "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Covered Transferees" means the list of Transferees previously disclosed to the Company and any transferees of such Covered Transferees.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, as the same shall be in effect at the time. Reference to a particular section of, the Securities Exchange Act of 1934, as amended, shall include reference to the comparable section, if any, of any such subsequent similar federal statute.

     "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or department or agency of a government.

     "Registrable Securities" means the approximate two million Common Shares distributed to the Covered Transferees in the Apollo Distribution. Any such shares shall not constitute Registrable Securities once they have ceased to be outstanding.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 3, including, without limitation, all registration, filing and New York Stock Exchange fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; provided, however, that Registration Expenses shall exclude, and the Covered Transferees shall pay, underwriters' fees and underwriting discounts and commissions and transfer taxes in respect of the Registrable Securities being registered.

     "Rule 415" means Rule 415 promulgated under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

     "Securities Act" means the Securities Act of 1933, as amended, or any subsequent similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such subsequent similar federal statute.

     2. Conversion of Class A Shares; Apollo Distribution.

     2.1.1 Ski Partners hereby irrevocably requests, pursuant to Section 4.06(c) of the Charter that all of the Class A Shares owned by Ski Partners be converted to Common Shares. Ski Partners has previously delivered to Wells Fargo Bank Minnesota, N.A. ("Wells Fargo"), the Company's transfer agent, its certificates representing 6,114,542 Class A Shares and has directed Wells Fargo to issue Ski Partners certificates representing 6,114,542 Common Shares in exchange for the 6,114,542 Class A Shares.

     2.1.2 The parties acknowledge that Ski Partners intends to effect the Apollo Distribution and in connection therewith, the Company agrees to cooperate with Ski Partners as provided herein.

     2.1.3 The Company hereby agrees that it will instruct Wells Fargo to issue Ski Partners or its designees as soon as practicable certificates for Common Shares in connection with the conversion and the Apollo Distribution, as applicable, representing 6,114,542 shares.

     2.1.4 Ski Partners hereby agrees that effective the date hereof it will cease to be a holder of Class A Shares and its rights as a shareholder in the Company will only be as a holder of Common Shares.

     3.2. Registration Rights.

     3.1.1 Shelf Registration. No later than ten (10) business days after the date hereof the Company will file a registration statement on Form S-3 under the Securities Act covering all of the Registrable Securities, the Company shall use commercially reasonable efforts to effect, as soon as reasonably practicable, the registration under the Securities Act pursuant to Rule 415 under the Securities Act (the "Initial Shelf Registration") of the Registrable Securities.

     The Company shall use commercially reasonable efforts to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is six months from the date of original effectiveness (the "Effectiveness Period"), or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in such Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Securities covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration has been declared effective under the Securities Act.

     3.1.2 Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" registration statement pursuant to Rule 415 covering all of the Registrable Securities covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use commercially reasonable efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Subsequent Shelf Registrations continuously effective for a period equal to the remainder of the Effectiveness Period measured from the applicable date of such withdrawal or suspension. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

     3.1.3 Supplements and Amendments. The Company shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act.

     3.1.4 Expenses. The Company shall pay the Registration Expenses in connection with any registration required pursuant to this Section 3.1.

     3.2 Registration Procedures.

     3.2.1 In connection with the registration of any Registrable Securities under the Securities Act as provided in Section 3.1, the Company shall as expeditiously as possible:

          (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become and remain effective (subject to clause (ii) below);

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities; provided, that such period need not exceed the Effectiveness Period;

          (iii) furnish to Ski Partners such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as Ski Partners may reasonably request;

          (iv) use commercially reasonable efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or Blue Sky laws of such States of the United States of America where an exemption is not available and as Ski Partners shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may reasonably be necessary or advisable to enable the Covered Transferees to consummate the disposition in such jurisdictions of the securities to be sold by the Covered Transferees, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (v) use commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to Ski Partners to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition;

          (vi) notify Ski Partners when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of Ski Partners promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (vii) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish the same to Ski Partners;

     The Company may require the Covered Transferees to furnish the Company such information regarding the owner of the Registrable Securities and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing from Ski Partners.

     Ski Partners agrees that upon receipt of any notice from the Company of the happening of an event of the kind described in Section 3.2.1(vi), Ski Partners will cause the Covered Transferees to discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until Ski Partners's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.2.1(vi) and, if so directed by the Company, Ski Partners will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in Ski Partners's or the Covered Transferees' possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

     3.2.2 Black-Out Periods. Each Covered Transferee agrees not to effect any sale of any Registrable Securities under a Shelf Registration if the Company determines, in its reasonable judgment, that such sale would interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates or would require premature disclosures thereof and promptly give Ski Partners, as representative of the Covered Transferees, written notice of such determination, containing a general statement of the reasons for such postponement (not amounting to material non-public information) and an approximation of the anticipated black-out period; provided, the Effectiveness Period shall be extended by the number of days of any black-out period.

     3.3 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give Ski Partners and its counsel the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of Ski Partners's counsel, to conduct a reasonable investigation within the meaning of the Securities Act. Any expenses incurred by Ski Partners in connection with any such investigation shall be borne by Ski Partners.

     3.4 Indemnification.

     3.4.1 Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 3.1, Ski Partners, the Covered Transferees and their respective directors, officers, partners, agents and affiliates and each other Person, if any, who controls Ski Partners or the Covered Transferees within the meaning of the Securities Act (each a "Participant"), insofar as losses, claims, damages or liabilities(or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse the Participants for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Participants or such controlling Person, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to the Participants or any other person, if any, who controls the Participants within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus so long as such final prospectus, and any amendments or supplements thereto, have been furnished to such controlling Person or the Participants, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Participants or any such director, officer partner, agent or affiliate or controlling Person and shall survive the transfer of such securities, by the Participants.

     3.4.2 Indemnification by the Participants. If any Registrable Securities are included in any registration statement, the Participants will hold harmless (in the same manner and to the same extent as set forth in Section 3.4.1 above) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by a Participant specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. The liability of a Participant under the indemnity agreement contained in this paragraph shall be limited to the gross proceeds received by such Participant from the sale of Common Shares under a Shelf Registration.

     3.4.3 Notice of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 3.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 3.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs related to the indemnified party's cooperation with the indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     3.4.4 Contribution. If the indemnification provided for in this Section 3.4 shall for any reason be held by a court to be unavailable to an indemnified party under paragraph 3.4.1 or 3.4.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under paragraph 3.4.1 or 3.4.2 hereof, the indemnified party and the indemnifying party under paragraph 3.4.1 or 3.4.2 hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company on one hand and the Participants on the other which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by paragraph (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on one hand and the Participants on the other. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such Person's consent, which consent shall not be unreasonably withheld.

     3.4.5 Other Indemnification. Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 3.4 (with appropriate modifications) shall be given by the Company and the Participants with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

     3.4.6 Indemnification Payments. The indemnification and contribution required by this Section 3.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     3.5. Rule 144. The Company shall file any reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and it will take such further action as any Transferee may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable such Transferee to sell Common Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Notwithstanding the foregoing, nothing in this Section 3.5 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     4. Modification; Waivers. This Agreement may be modified or amended only with the written consent of each party hereto. No party hereto shall be released from its obligations hereunder without the written consent of the other party. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the party against which such waiver is to be asserted. Except as otherwise specifically provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     5. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     6. Severability. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement or the application of such provision to other Persons or circumstances shall not be affected thereby; provided, that the parties shall negotiate in good faith with respect to an equitable modification of the provision or application thereof held to be invalid.

     7. Notices. (a) Any notice or communication to any party hereto shall be duly given if in writing and. delivered in person or mailed by first class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to such other party's address.

                        If to Vail Resorts, Inc.:

                        137 Benchmark Road
                        Avon, Colorado 81620
                        Facsimile No.:      (970) 845-2928
                        Attention:  Martha D. Rehm

                        with a copy to:

                        James J.  Clark, Esq.
                        Luis R. Penalver, Esq.
                        Cahill Gordon & Reindel LLP
                        80 Pine Street
                        New York, New York 10005

                        Facsimile No.:  (212) 269-5420

                        If to Apollo Ski Partners, L.P. and Transferees:

                        2 Manhattanville Road
                        Purchase, NY  10577
                        Attention:  Tony Tortorelli
                        Facsimile No.:  (914) 694-8032


                        with a copy to:

                        Apollo Management, LP
                        10250 Constellation Boulevard
                        Suite 2900
                        Los Angeles, CA  90067
                        Attention:  Michael D. Weiner
                        Facsimile No.:      (310) 843-1950


          (b) All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, if mailed; when receipt acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

     8. Third Party Beneficiary. The Transferees shall be third party beneficiaries to the agreements made hereunder between the Company, on the one had, and Ski Partners, on the other hand and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Transferees hereunder.

     9. Ski Partners as Representative. Ski Partners hereby agrees that it will act as representative for the Covered Transferees with respect to this Agreement and whenever Ski Partners receives any notification from the Company pursuant to this Agreement or with respect to a Shelf Registration, Ski Partners shall promptly notify each Transferee of the same.

     10. Counterparts. This Agreement may be executed in one or more counterparts, each of which for all purposes shall be deemed to be an original and all of which together shall constitute the same agreement.

     11. Headings. The Section headings in this Agreement are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     12. Construction. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

     13. Recapitalizations, etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the shares of Registrable Securities or any other change in the Company's capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

     14. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement by a party hereto, or where any provision hereof is validly asserted as a defense by such party, such party, if successful, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     15. Specific Performance. The parties hereto agree that the Registrable Securities of the Company cannot be purchased or sold in the open market and that, for these reasons, among others, the parties will be irreparably damaged in the event that this Agreement is not specifically enforceable. Accordingly, in the event of any controversy concerning the Registrable Securities which is the subject of this Agreement, or any right or obligation to register such securities, such right or obligation shall be enforceable in a court of equity by specific performance. The rights granted in this Section 15 shall be cumulative and not exclusive, and shall be in addition to any and all other rights which the parties hereto may have hereunder, at law or in equity.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.



                                   APOLLO SKI PARTNERS, L.P.


                                   By:  Apollo Investment Fund, L.P.

                                   By:  Apollo Advisors, L.P.

                                   By:  Apollo Capital Management, Inc.


                                   By:   /s/ Michael D. Weiner
                                         --------------------------------------
                                         Name:   Michael D. Weiner
                                         Title:  Vice President


                                   VAIL RESORTS, INC.


                                   By:   /s/ Martha D. Rehm
                                         --------------------------------------
                                         Name:   Martha D. Rehm
                                         Title:  Senior Vice President

                                                                    Exhibit 99.1





VAIL RESORTS, INC.                           NEWS RELEASE



For immediate Release

Vail Resorts Contacts:
Media:  Kelly Ladyga, (970) 845-5720, kladyga@vailresorts.com
Investor Relations: Leslie Roubos, (970) 845-2958, lroubos@vailresorts.com


VAIL RESORTS TAKES SEVERAL STEPS TO ENHANCE CORPORATE GOVERNANCE

     o    Class A Common Shares converted to Common Shares

     o Board of Directors to become smaller, more tightly focused, more independent

     VAIL, Colo. - September 30, 2004 - Vail Resorts, Inc. (NYSE: MTN) announced today several steps designed to improve its corporate governance. Most notable are the cessation of the dual class share structure of Common Stock and Class A Common Stock that has been in place since 1992 and changes in Vail Resorts' Board of Directors and Board Committee composition. These changes are the result of Apollo Ski Partners L.P., holders of approximately 17.8% of Vail Resorts total outstanding shares, having advised the Company that effective immediately it will voluntarily waive and permanently forego many of its existing rights.

     CESSATION OF DUAL CLASS SHARE STRUCTURE

     As of September 28, 2004, Apollo Ski Partners owned approximately 6.1 million shares of Class A Common Stock (99.995% of the Class A Common Stock outstanding), which was substantially identical to Common Stock except that the holder of the Class A shares had the right to elect up to two-thirds of the Board of Directors. On September 28, 2004, as a result of an action by Apollo Ski Partners, 100.0% of the Class A Common Shares were converted into Common Shares. As a result, Apollo Ski Partners no longer has any special rights to elect members of the Company's Board of Directors.

     Separately, Apollo Ski Partners has advised the Company that it intends within 30 days, or as soon as is practicable, to distribute its holding of Common Shares directly to its limited


                                     -more-
partner investors. As a result, all these shares will become freely tradable, in part because the Company has agreed, as part of Apollo's agreement to convert its Class A shares, to file a registration statement covering certain of the shares to be owned by the limited partners of Apollo Ski Partners. As a result of these actions, Apollo Ski Partners will no longer be deemed an "affiliate" of Vail Resorts, and will no longer be deemed to be in control of Vail Resorts, either directly or indirectly. Also as a result of the distribution of shares from Apollo Ski Partners, the Shareholder Agreement between Apollo Ski Partners, Ralcorp Holdings and the Company is being terminated. However, the Company has agreed that Ralcorp Holdings will retain its registration rights.

     ELIMINATION OF MANAGEMENT FEE

     For more than a decade, in connection with Apollo Ski Partners L.P.'s shareholdings in Vail Resorts, Apollo Advisors L.P., a New York-based private equity firm, has received an annual management fee for providing financial and strategic advisory services to the Company. Apollo and Vail Resorts have terminated this arrangement effective October 1, 2004.

     CHANGES IN BOARD OF DIRECTOR AND COMMITTEE COMPOSITION

     As part of the change in ownership structure represented by the conversion of the Class A shares into Common Shares, the Vail Resorts Board of Directors has decided to reduce the size of the existing board in the interest of improving the effectiveness and focus of the Directors. As such, of the 12 Directors who have previously served on the Vail Resorts Board of Directors, seven will remain in position and five have resigned as of September 27, 2004. Of the seven Directors who will continue, all six non-management directors will be "independent" under NYSE rules.

     The Board of Directors of Vail Resorts will now include:

     Adam M. Aron, Chairman of the Board and CEO of Vail Resorts

     John Hannan, Founding Principal, Apollo Management L.P.

     Roland A. Hernandez, CEO of Hernandez Media Ventures and former Chairman,


                                     -more-

     President and CEO of Telemundo Group

     Robert A. Katz, associated with Apollo Management L.P.

     Joe R. Micheletto, Vice Chairman of Ralcorp Holdings and former President and CEO of Ralcorp Holdings

     John Sorte, President and CEO of Morgan Joseph & Co.

     William P. Stiritz, Chairman of Ralcorp Holdings and Energizer Holdings, and former Chairman and CEO of the Ralston Purina Company

     The Board's Committees and assignment of duties will now consist of:

         Lead Director:   Mr. Katz

         Executive:       Messrs. Aron, Katz and Micheletto

         Audit:           Messrs. Micheletto (Chairman), Hernandez and Katz

         Compensation:    Messrs. Katz (Chairman), Micheletto and Sorte

         Nominating
         and Governance:  Messrs. Stiritz (Chairman), Hannan and Hernandez

     The Board's membership and Committee assignments comply with the NYSE requirements for independence.

     The Directors leaving the Vail Resorts Board include Frank Biondi, John Hauge, Thomas Lee, William Mack, and James Tisch. The Company wished to emphasize that these departures were fully amicable.

     Commenting on these developments, Adam M. Aron, Vail Resorts Chairman and CEO since 1996, said, "We are very grateful for the leadership provided by Apollo since 1992. The Company took many steps over the past decade to further establish its position as the premier mountain resort operator in North America, including: the acquisition of Arrowhead and Bachelor Gulch, and the development of Beaver Creek; the acquisition of Keystone, Breckenridge and Heavenly; the opening of Vail's Blue Sky Basin, Breckenridge's Peak 7 and Keystone's Bergman and Erickson Bowls; the acquisition of the Grand Teton Lodge Company, RockResorts and a number of luxury lodging properties; the building of Keystone's River Run Village; the planning for Vail's New Dawn and Breckenridge's proposed Alpine Village; as well


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



as the creation of Red Sky Ranch; among others. We also fully understand that as an investment fund, there is need for Apollo to distribute its shares in Vail Resorts to its own investors."

     Aron added, "The changes in our Board of Directors are also of import. We have been very fortunate to have for many years the benefit of advice and guidance from some incredibly talented individuals. Several will now be leaving the Board. While we will miss their sage counsel, the Board, at a smaller size of seven, can now be more tightly focused and committed to the future of Vail Resorts. And that future is a bright one in our view. We have just completed in fiscal 2004 a fabulous year, from a Reported EBITDA perspective the best in the Company's 42-year history. We have every reason to be highly optimistic as we look to the future."

     Vail Resorts, Inc. is the premier mountain resort operator in North America. The Company's subsidiaries operate the mountain resorts of Vail, Beaver Creek, Breckenridge and Keystone in Colorado, Heavenly Resort in California and Nevada and the Grand Teton Lodge Company in Jackson Hole, Wyoming. In addition, the Company's RockResorts luxury resort hotel company operates 10 resort hotels throughout the United States. The Vail Resorts corporate website is www.vailresorts.com and the consumer websites are www.snow.com and www.rockresorts.com. Vail Resorts, Inc. is a publicly held company traded on the New York Stock Exchange (NYSE: MTN).

                                       ###


     Statements in this press release, other than statements of historical information, are forward looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Investors are also directed to other risks discussed in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2003 and other documents filed by the Company with the Securities and Exchange Commission.

                                      ***